SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

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zulily, inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Seattle, Washington

April 4, 2014

Dear zulily, inc. Stockholder:

You are cordially invited to attend the zulily, inc. 2014 Annual Meeting of Stockholders on May 19, 2014 at 10:00 a.m. local time. The meeting will be held at our offices located at 2200 First Avenue South, Seattle, Washington, 98134. Our board of directors has fixed the close of business on March 25, 2014 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

The Notice of Annual Meeting and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted at the meeting, including proposals for the election of two nominees for director and the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm.

Our board of directors recommends that you vote FOR each of the proposals described in this Proxy Statement.

Your vote is very important. Please vote your shares promptly, whether or not you expect to attend the Annual Meeting in person. You may vote over the internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously submitted your vote.

Sincerely,

Darrell Cavens

President and Chief Executive Officer

ZULILY, INC.

2601 Elliott Avenue, Suite 200

Seattle, Washington 98121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 19, 2014

The 2014 Annual Meeting of Stockholders of zulily, inc. (the “Annual Meeting”) will be held at our offices located at 2200 First Avenue South, Seattle, Washington, 98134, on Monday, May 19, 2014 at 10:00 a.m. local time for the following purposes:

1.	To elect the two nominees for director named herein to the Board of Directors to hold office until the 2017 Annual Meeting of Stockholders;

2.	To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2014; and

3.	To conduct any other business properly brought before the meeting.

Only stockholders of record at the close of business on March 25, 2014 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

In accordance with Securities and Exchange Commission rules, we sent a Notice of Internet Availability of Proxy Materials on or about April 4, 2014, and provided access to our proxy materials over the internet, beginning on or shortly after April 4, 2014, to the holders of record and beneficial owners of our common stock as of the close of business on the Record Date.

By Order of the Board of Directors,

Deirdre Runnette

General Counsel and Secretary

Seattle, Washington

April 4, 2014

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote over the internet or by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card, as promptly as possible in order to ensure your representation at the meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a proxy card by mail, the instructions are printed on your proxy card and included in the accompanying proxy statement. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

i.

ZULILY, INC.

2601 Elliott Avenue, Suite 200

Seattle, Washington 98121

PROXY STATEMENT

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

MAY 19, 2014

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of zulily, inc. (the “Company” or “zulily”) is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 4, 2014 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after April 14, 2014.

How do I attend the Annual Meeting?

The meeting will be held on Monday, May 19, 2014 at 10:00 a.m. local time at the Company’s offices located at 2200 First Avenue South, Seattle, Washington, 98134. Directions to the meeting may be found at http://investor.zulily.com/annuals-proxies.cfm. Information on how to vote in person at the meeting is discussed below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on March 25, 2014 will be entitled to vote at the meeting. On this record date, there were 13,225,000 shares of Class A common stock and 110,890,520 shares of Class B common stock (collectively, the “common stock”) outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on March 25, 2014 your shares were registered directly in your name with zulily’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy over the telephone, through the internet or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 25, 2014 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

1.

What am I voting on?

There are two matters scheduled for a vote:

➢	Election of two directors; and

➢	Ratification of selection by the Audit Committee of the Board of Deloitte & Touche LLP as independent registered public accounting firm of the Company for its fiscal year ending December 28, 2014.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

➢	To vote in person, come to the Annual Meeting and request a ballot when you arrive.

➢

To vote using the proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

➢

To vote over the telephone, dial toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time on May 18, 2014 to be counted.

➢

To vote through the internet, go to http://www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m. Eastern Time on May 18, 2014 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from zulily. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

2.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Class A common stock and ten votes for each share of Class B common stock you owned as of March 25, 2014. The Class A common stock and Class B common stock will vote together as a single class on all proposals described in this Proxy Statement.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by telephone, through the internet, by completing the proxy card that may be delivered to you or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules of various national and regional securities exchanges, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of advisory stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on the election of both nominees for director without your instructions, but may vote your shares on the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2014 without your instructions.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of both nominees for director and “For” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2014. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.

3.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

➢	You may submit another properly completed proxy card with a later date.

➢	You may grant a subsequent proxy by telephone or through the internet.

➢

You may send a timely written notice that you are revoking your proxy to zulily’s Corporate Secretary at 2601 Elliott Avenue, Suite 200, Seattle, Washington 98121. The Corporate Secretary must receive this notice before the Annual Meeting.

➢	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 5, 2014 to our Corporate Secretary at 2601 Elliott Avenue, Suite 200, Seattle, Washington 98121, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended; provided, however, that if our 2015 Annual Meeting of Stockholders is held before April 19, 2015 or after June 18, 2015, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our Proxy Statement for the 2015 Annual Meeting of Stockholders. If you wish to submit a proposal (including a director nomination) at the 2015 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, the proposal must be received by our Corporate Secretary not later than the close of business on February 18, 2015 nor earlier than the close of business on January 19, 2015; provided, however, that if our 2015 Annual Meeting of Stockholders is held before April 19, 2015 or after June 18, 2015, then the proposal must be received not earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to the proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, votes “For,” “Against” and abstentions.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

➢

For the election of directors, the two nominees to serve until the 2017 Annual Meeting of Stockholders receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome.

➢

To be approved, Proposal No. 2, ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending December 28, 2014, must receive “For” votes from the holders of shares representing a majority of the voting power of the shares present in person or represented by proxy and entitled to vote on the matter. If you select to “Abstain” from voting on Proposal No. 2, it will have the same effect as an “Against” vote. Broker non-votes will have no effect; however, Proposal No. 2 is considered a routine matter, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.

4.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if shares representing a majority of the aggregate voting power of shares of Class A common stock and Class B common stock (voting together as a single class) entitled to vote are present at the Annual Meeting in person or represented by proxy. On the record date, there were 13,225,000 shares of Class A common stock and 110,890,520 shares of Class B common stock outstanding and entitled to vote. Thus, the holders of shares representing an aggregate of 561,065,101 votes must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of shares representing a majority of the voting power present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

5.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

zulily’s Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board presently has eight members. As previously announced, one of our current directors, Mr. Levitan, whose term expires at the Annual Meeting, will not stand for reelection. After the Annual Meeting, the Board will have seven members. There are two directors in the class whose term of office expires in 2014. If elected at the Annual Meeting, each of these nominees would serve until the 2017 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is the Company’s policy to invite directors and nominees for director to attend the Annual Meeting. Because we completed our initial public offering in November 2013, we did not hold an Annual Meeting of Stockholders in 2013.

The following table sets forth the names of the two nominees for election at the Annual Meeting and the directors whose terms of office will continue after the Annual Meeting, their ages as of May 19, 2014, and certain other information with respect to such directors:

		Director	Principal Occupation/

Name	Age	Since	Position Held With The Company

Class I Directors – Nominees for Election at the Annual Meeting

John Geschke	44	February 2014	Senior Vice President and General Counsel, Zendesk, Inc.

Mark Vadon	44	October 2009	Co-Founder and Chairman of the Board, zulily

Class II Directors – Continuing in Office until the 2015 Annual Meeting

Youngme Moon	50	July 2013	Senior Associate Dean and Chair, M.B.A. Program, and Donald K. David Professor of Business Administration, Harvard Business School

Spencer Rascoff	38	July 2013	Chief Executive Officer and Director, Zillow, Inc.

Class III Directors – Continuing in Office until the 2016 Annual Meeting

W. Eric Carlborg	50	October 2011	Partner, August Capital

Darrell Cavens	41	October 2009	Co-Founder, President, Chief Executive Officer and Director, zulily

Michael Potter	52	March 2011	Director, zulily

Each of the nominees listed below was recommended for election by the Nominating and Corporate Governance Committee of the Board. Each of the nominees listed below is currently a director of the Company. Mr. Vadon was appointed to the Board prior to our initial public offering by the sole incorporator of the Company, and Mr. Geschke was appointed to the Board on February 21, 2014 by the then current members of the Board to fill a vacant seat.

Directors are elected by a plurality of the votes of the holders of shares of common stock present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead will be voted for the election of a substitute nominee proposed by zulily. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

6.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2017 ANNUAL MEETING

John Geschke

John Geschke, 44, has served as a member of our Board since February 2014. Since July 2012, Mr. Geschke has served as Senior Vice President, General Counsel and Secretary of Zendesk, Inc., a software development company. From April 2010 to June 2012, Mr. Geschke served as General Counsel of Norwest Venture Partners, a venture capital firm. From March 1996 to April 1998 and from May 1999 to March 2010, Mr. Geschke practiced law at Cooley LLP, a law firm. Mr. Geschke holds an A.B. from Princeton University with a concentration in the Woodrow Wilson School of Public and International Affairs and a J.D. from Stanford University.

The Nominating and Corporate Governance Committee believes that Mr. Geschke is qualified to serve on our Board based on his expertise in public company governance and compliance.

Mark Vadon

Mark Vadon, 44, one of our co-founders, has served as Chairman of our Board since October 2009 and has been an employee since July 2013. From 1999 to February 2008, Mr. Vadon was Chief Executive Officer of Blue Nile, Inc., an online retailer of fine jewelry, which he founded in 1999. Mr. Vadon also served as Chairman of the board of directors of Blue Nile from 1999 to December 2013. From 1992 to 1999, Mr. Vadon was a consultant for Bain & Company, a management consulting firm. Mr. Vadon holds an A.B. in Social Studies from Harvard University and an M.B.A. from Stanford University. Mr. Vadon is also on the board of directors of The Home Depot Inc., a home improvement retailer.

The Nominating and Corporate Governance Committee believes that Mr. Vadon is qualified to serve on our Board because he is a co-founder, has extensive retail experience and is a significant stockholder.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

7.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2015 ANNUAL MEETING

Youngme Moon, 50, has served as a member of our Board since July 2013. Dr. Moon has been Senior Associate Dean and Chair, M.B.A. Program, since August 2010 and the Donald K. David Professor of Business Administration at Harvard Business School since July 2008, having joined the faculty in June 1998. From 1997 to 1998, Dr. Moon was a professor at the Massachusetts Institute of Technology. Dr. Moon holds a B.A. from Yale University, an M.A. from Stanford University and a Ph.D. from Stanford University. Dr. Moon is also on the board of directors of Avid Technology, Inc., a supplier of non-linear video and audio editing systems, and Honest Company, Inc., a baby and home product company.

The Nominating and Corporate Governance Committee believes that Dr. Moon is qualified to serve on our Board based on her expertise in innovative consumer and other marketing strategies.

Spencer Rascoff, 38, has served as a member of our Board since June 2013. Since September 2010, Mr. Rascoff has been the Chief Executive Officer of Zillow, Inc., a provider of real estate and home-related information marketplaces. Mr. Rascoff joined Zillow as one of the founding employees in 2005 as Vice President of Marketing and Chief Financial Officer, and served as Chief Operating Officer from December 2008 until he was promoted to Chief Executive Officer. From 2003 to 2005, Mr. Rascoff served as Vice President of Lodging for Expedia, Inc., an online travel company. In 1999, Mr. Rascoff co-founded Hotwire, Inc., an online travel company, and managed several of Hotwire’s product lines before Hotwire was acquired in 2003 by IAC/InterActiveCorp, Expedia’s parent company at the time. Mr. Rascoff holds an A.B. in Government from Harvard University. He serves on Harvard University’s Digital Community & Social Networking Advisory Group. Mr. Rascoff is also on the board of directors of Zillow, Julep Beauty Incorporated, an online beauty brand company, and TripAdvisor Incorporated, a travel services company.

The Nominating and Corporate Governance Committee believes that Mr. Rascoff is qualified to serve on our Board based on his extensive experience with Internet businesses and his broad business experience.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2016 ANNUAL MEETING

W. Eric Carlborg, 50, has served as a member of our Board since October 2011. Since June 2010, Mr. Carlborg has served as a partner at August Capital, a venture capital firm. From April 2006 to June 2010, Mr. Carlborg served as a partner at Continental Investors LLC, an investment company. From 2005 to 2006, Mr. Carlborg served as Chief Financial Officer of Provide Commerce. From 2001 to 2004, Mr. Carlborg was a managing director of investment banking with Merrill Lynch & Co., a financial services company, and also served as Co-Head of Technology Investment Banking. Mr. Carlborg holds a B.A. in Economics from the University of Illinois and an M.B.A. from the University of Chicago. Mr. Carlborg previously served on the board of directors of Big Lots, Inc., a discount chain of retail stores. Mr. Carlborg is currently on the board of directors of Blue Nile and various privately held companies.

The Nominating and Corporate Governance Committee believes that Mr. Carlborg is qualified to serve on our Board based on his extensive background in accounting and financial management.

Darrell Cavens, 41, one of our co-founders, has served as our President, Chief Executive Officer and a member of our Board since October 2009. From July 2008 to October 2009, Mr. Cavens served as the director of BizTalk Server and SQL Server at Microsoft Corporation, a software company. From 1999 to 2008, Mr. Cavens held various positions at Blue Nile, most recently serving as Senior Vice President of Marketing and Technology. From 1996 to 1999, Mr. Cavens served as a staff engineer within the Advanced Development team at Starwave Corp., a software and website company that merged with InfoSeek Corporation, an Internet search and navigation company, and was later acquired by The Walt Disney Company, a worldwide entertainment company. Mr. Cavens attended the University of Victoria in Canada from 1990 to 1994. Mr. Cavens is also on the board of directors of Trupanion, Inc., a pet insurance company.

The Nominating and Corporate Governance Committee believes that Mr. Cavens is qualified to serve on our Board because he is a co-founder, our Chief Executive Officer and a significant stockholder.

8.

Michael Potter, 52, has served as a member of our Board since March 2011. From October 2011 to March 2012, Mr. Potter served as our Chief Operating Officer. From 1991 to 2005, Mr. Potter held various positions with Big Lots, most recently serving as Chairman, President and Chief Executive Officer. Mr. Potter holds a B.S. in Management and Finance from the University of Oregon and an M.B.A. from Capital University. Mr. Potter previously served on the board of directors of Newegg Inc., an online retailer, and Big Lots. Mr. Potter also currently serves on the board of directors of Blue Nile and Coldwater Creek Inc., a retailer of clothing and household goods.

The Nominating and Corporate Governance Committee believes that Mr. Potter is qualified to serve on our Board based on his experience as a board member with numerous retail and e-commerce companies as well as his experience as an executive and Chairman and Chief Executive Officer for a Fortune 500 company.

9.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the listing standards of The NASDAQ Stock Market LLC, or NASDAQ, a majority of the members of the Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following five directors are independent directors within the meaning of the applicable NASDAQ listing standards: Mr. Carlborg, Mr. Levitan, who is not standing for reelection, Mr. Geschke, Mr. Rascoff and Dr. Moon. In making this independence determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. It considered the current and prior relationships that each non-employee director has with the Company and each other and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. Mr. Cavens, our President and Chief Executive Officer, Mr. Vadon, our Chairman of the Board, and Mr. Potter, one of our directors, are not independent directors by virtue of their current or prior employment with zulily.

BOARD LEADERSHIP STRUCTURE

In accordance with our Corporate Governance Guidelines, a copy of which is posted on our website at http://investor.zulily.com/corporate-governance.cfm, our Board does not have a policy as to whether the positions Chairman of the Board and Chief Executive Officer should be separate. Our Board believes that it should have the flexibility to make this determination as circumstances require and in a manner that it believes is best to provide appropriate leadership for the Company. The Board believes that its current leadership structure, with Mr. Vadon serving as Chairman and Mr. Cavens serving as President and Chief Executive Officer, is appropriate because it enables the Board as a whole to engage in oversight of management, promote communication between management and the Board and oversee governance matters while allowing our Chief Executive Officer to focus on his primary responsibility for the operational leadership and strategic direction of the Company. In addition, the Board benefits from the perspective and insights of Messrs. Vadon and Cavens as a result of their extensive experience in e-commerce and technology industries. The Board does not believe that its role in risk oversight has affected the Board’s leadership structure.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

10.

MEETINGS OF THE BOARD OF DIRECTORS

The Board met six times during the 2013 fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the 2013 fiscal year for which he or she was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for the 2013 fiscal year for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance

Mr. Darrell Cavens
Mr. Mark Vadon			X		X	*
Mr. W. Eric Carlborg	X	*
Mr. Dan Levitan			X		X
Dr. Youngme Moon	X				X
Mr. Michael Potter	X
Mr. Spencer Rascoff			X	*

Total meetings in fiscal 2013	4		1		0

*	Committee Chairperson

Below is a description of each committee of the Board.

The Board has determined that, except as specifically described below, each member of each Board committee meets the applicable NASDAQ rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The primary functions of this committee include:

•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and fiscal year end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing our policies on risk assessment and risk management;

•	reviewing related party transactions;

11.

•

obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•

reviewing and pre-approving the engagement of our independent registered public accounting firm to perform audit and permissible non-audit services (unless pursuant to pre-approval policies and procedures consistent with applicable laws and rules).

The Audit Committee is composed of three directors: Mr. Carlborg, Mr. Potter and Dr. Moon. The Audit Committee met four times during the 2013 fiscal year. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at http://investor.zulily.com/corporate-governance.cfm.

The Board reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee except for Mr. Potter are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards). The Board has determined that Mr. Potter does not meet the independence requirements under the NASDAQ listing rules by virtue of his prior employment with zulily. Notwithstanding Mr. Potter’s prior employment with zulily, our Board believes it is in the best interest of the Company and our stockholders for Mr. Potter to serve on the Audit Committee due to his extensive financial expertise and his extensive experience with zulily. We qualify as an emerging growth company under the Jumpstart Our Business Startups Act of 2012. Accordingly, under Rule 10A-3 under the Exchange Act, we are permitted to phase in our compliance with the independent Audit Committee requirements set forth in NASDAQ Marketplace Rule 5605(c) and Rule 10A-3 under the Exchange Act as follows: (1) at least one member of the Audit Committee must be independent at the time of listing, (2) a majority of members must be independent within 90 days of listing and (3) all members must be independent within one year of listing. Within one year of our listing on The NASDAQ Global Select Market, we expect that Mr. Potter will have resigned from our Audit Committee and at that time the Audit Committee will be fully independent under the NASDAQ listing standards and Rule 10A-3 of the Exchange Act.

The Board has also determined that each of Messrs. Carlborg and Potter qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of each of Messrs. Carlborg’s and Potter’s level of knowledge and experience based on a number of factors, including formal education and prior experience.

Compensation Committee

The Compensation Committee of the Board acts on behalf of the Board to review, adopt and oversee the Company’s compensation strategy, policies, plans and programs, including:

•	reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•	reviewing and recommending to our Board the compensation of our directors;

•	reviewing and approving, or recommending that our Board approve, the terms of compensatory arrangements with our executive officers;

•	administering our stock and equity incentive plans;

•	selecting independent compensation consultants and assessing conflict of interest compensation advisers;

•	reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans; and

•	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

12.

In addition, once the Company ceases to be an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, the Compensation Committee will review with management the Company’s Compensation Discussion and Analysis and consider whether to recommend that it be included in Proxy Statements and other filings.

The Compensation Committee is composed of three directors: Mr. Rascoff, Mr. Levitan and Mr. Vadon. Mr. Levitan, who is not standing for reelection to our Board at the Annual Meeting, will cease being a member of the Compensation Committee effective as of the commencement of the Annual Meeting. The Compensation Committee met one time during the 2013 fiscal year. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at http://investor.zulily.com/corporate-governance.cfm.

The Board reviews the NASDAQ listing standards definition of independence for Compensation Committee members on an annual basis and has determined that all members of the Company’s Compensation Committee except for Mr. Vadon are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Board has determined that Mr. Vadon does not meet the independence requirements under the NASDAQ listing rules by virtue of his employment with zulily. Notwithstanding Mr. Vadon’s employment with zulily, our Board believes it is in the best interest of the Company and our stockholders for Mr. Vadon to serve on the Compensation Committee due to his extensive experience with zulily. Under NASDAQ Marketplace Rule 5615(b)(1), we are permitted to phase in our compliance with the independent Compensation Committee requirements set forth in NASDAQ Marketplace Rule 5605(d) as follows: (1) one member must be independent at the time of listing, (2) a majority of members must be independent within 90 days of listing and (3) all members must be independent within one year of listing. Within one year of our listing on The NASDAQ Global Select Market, we expect that Mr. Vadon will have resigned from our Compensation Committee.

In addition, the Board has also determined that each of Messrs. Rascoff and Levitan is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer, the Senior Vice President, Human Resources and the General Counsel. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and NASDAQ, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. In 2013, the Compensation Committee formed a Non-Officer Stock Award Committee, currently composed of either (i) both the Company’s Chief Executive Officer and Senior Vice President, Human Resources, or (ii) both the Company’s Chief Financial Officer and Chief Executive Officer, to which it delegated authority to grant, without any further action required by the Compensation Committee, equity-based compensation awards to employees who are not officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of equity award administration within the Company and to facilitate the timely grant of equity awards to

13.

non-management employees, particularly new employees, within specified limits approved by the Compensation Committee. In particular, the Non-Officer Stock Award Committee may not (1) grant awards covering more than an aggregate of 750,000 shares of common stock per fiscal quarter, (2) grant awards covering more shares than have been approved by the Company’s stockholders under the 2013 Equity Incentive Plan, (3) grant awards to the Company’s Section 16 reporting officers or to persons who are then serving on the Non-Officer Stock Award Committee, (4) grant an award covering more than 30,000 shares of common stock to any individual employee in any fiscal quarter, and (5) grant awards unless they are granted in accordance with procedures set forth in the Policy Regarding the Granting of Equity-Based Compensation. No equity awards were granted by the Non-Officer Stock Award Committee during the fiscal year ended December 29, 2013.

Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, if any, including analyses of executive and director compensation paid at other companies identified by any consultants.

Compensation Committee Interlocks and Insider Participation

Mr. Vadon is a member of the Compensation Committee and is currently an officer and employee of zulily. No other member of the Compensation Committee is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board oversees our corporate governance function. The primary functions of this committee include:

•	identifying, evaluating and selecting, or recommending that our Board approve, nominees for election to our Board and its committees;

•	evaluating the performance of our Board and of individual directors;

•	considering and making recommendations to our Board regarding the composition of our Board and its committees;

•	reviewing developments in corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting;

•	reviewing management succession plans;

•	developing and making recommendations to our Board regarding Corporate Governance Guidelines and related matters; and

•	overseeing an annual evaluation of the Board’s performance.

14.

The Nominating and Corporate Governance Committee is composed of four directors: Mr. Vadon, Mr. Geschke, Mr. Levitan and Dr. Moon. Mr. Levitan, who is not standing for reelection to our Board at the Annual Meeting, will cease being a member of the Nominating and Corporate Governance Committee effective as of the commencement of the Annual Meeting. The Nominating and Corporate Governance Committee did not meet during the 2013 fiscal year. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website and http://investor.zulily.com/corporate-governance.cfm.

The Board reviews the NASDAQ listing standards definition of independence for Nominating and Corporate Governance Committee members on an annual basis and has determined that all members of the Company’s Compensation Committee except for Mr. Vadon are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Board has determined that Mr. Vadon does not meet the independence requirements under the NASDAQ listing rules by virtue of his employment with zulily. Notwithstanding Mr. Vadon’s employment with zulily, our Board believes it is in the best interest of the Company and our stockholders for Mr. Vadon to serve on the Nominating and Corporate Governance Committee due to his extensive experience with zulily. Under NASDAQ Marketplace Rule 5615(b)(1), we are permitted to phase in our compliance with the independent Nominating and Corporate Governance Committee requirements set forth in NASDAQ Marketplace Rule 5605(e) as follows: (1) one member must be independent at the time of listing, (2) a majority of members must be independent within 90 days of listing and (3) all members must be independent within one year of listing. Within one year of our listing on The NASDAQ Global Select Market, we expect that Mr. Vadon will have resigned from our Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then select a nominee for recommendation to the Board.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 2601 Elliott Avenue, Suite 200, Seattle, Washington 98121. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

15.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders and other interested parties may communicate with the Board, or any individual member of the Board, at the following address:

c/o General Counsel

zulily, inc.

2601 Elliott Avenue, Suite 200

Seattle, WA 98121

Communications must state the number of shares owned by the person making the communication, if any. Our General Counsel will review and forward such communication to all of the members of the Board or to the individual director(s) to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, our General Counsel may disregard the communication in her discretion.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted the zulily Code of Business Conduct and Ethics that applies to all officers, directors and employees of zulily. The Code of Business Conduct and Ethics is available on the Company’s website at http://investor.zulily.com/corporate-governance.cfm. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

CORPORATE GOVERNANCE GUIDELINES

Our Board documented the governance practices followed by the Company by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines were adopted by the Board to, among other things, reflect changes to the NASDAQ listing standards and SEC rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at http://investor.zulily.com/corporate-governance.cfm.

OTHER POLICIES

Our insider trading and trading window policy prohibits our employees, officers, directors, consultants and contractors from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities. This prohibition extends to any hedging, inherently speculative transaction or similar transaction designed to decrease the risks associated with holding Company securities. In addition, our directors and executive officers and any person required to comply with the blackout periods under our insider trading and trading window policy may not hold Company securities in margin accounts.

16.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2014 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company’s financial statements since 2010. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of shares representing a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for the fiscal years ended December 30, 2012 and December 29, 2013, by Deloitte & Touche LLP, the Company’s principal accountant.

	Fiscal Year Ended
	2013	2012
	(in thousands)
Audit Fees(1)	$2,355	$122
Audit-Related Fees(2)	138	—
Tax Fees(3)	175	38
All Other Fees	—	—

Total Fees	$2,668	$160

(1)

Includes the aggregate fees related to the audits of our annual consolidated financial statements and the reviews of our interim financial statements, services rendered in connection with the filing of our registration statements, including our Registration Statement on Form S-1 related to our initial public offering, and the issuance of comfort letters and consents, and also includes fees related to accounting consultations.

(2)	Includes assurance services related to an assessment of a portion of the controls that support our control environment (2013).
(3)	Includes preparation and review of various tax filings and advising on tax structure and various other tax issues.

In connection with the audit of the 2013 financial statements, the Company entered into an engagement agreement with Deloitte & Touche LLP that sets forth the terms by which Deloitte & Touche LLP will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Deloitte & Touche LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

17.

The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 2.

18.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 29, 2013 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2013.

Mr. W. Eric Carlborg

Dr. Youngme Moon

Mr. Michael Potter

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

19.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of January 31, 2014, for:

•	each of our named executive officers;

•	each of our directors;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Class A common stock or Class B common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock issuable under options or warrants that are exercisable within 60 days after January 31, 2014 are deemed beneficially owned, and such shares are used in computing the percentage ownership of the person holding the options or warrants but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws.

Our calculation of the percentage of beneficial ownership is based on 13,225,000 shares of our Class A common stock and 110,825,354 shares of our Class B common stock outstanding as of January 31, 2014. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.

	Class A Common Stock		Class B Common Stock		% of Total Voting Power†
Name of Beneficial Owner	Number of Shares	% of Total	Number of Shares	% of Total
Named Executive Officers and Directors:
Darrell Cavens(1)	—	—	24,961,953	21.7	21.5
Mark Vadon(2)	—	—	35,458,075	31.6	31.3
Marc Stolzman(3)	—	—	241,036	*	*
Bob Spieth(4)	—	—	163,515	*	*
W. Eric Carlborg(5)	—	—	325,000	*	*
John Geschke	—	—	—	—	—
Dan Levitan(6)	—	—	24,213,079	21.8	21.6
Youngme Moon(7)	—	—	13,004	*	*
Spencer Rascoff(8)	—	—	14,629	*	*
Michael Potter(9)	—	—	337,766	*	*
All executive officers and directors as a group (13 persons)(10):	—	—	88,670,241	74.7	73.9
Other 5% Stockholders:
Entities affiliated with Maveron(6)	—	—	24,213,079	21.8	21.6
August Capital(11)	—	—	7,652,556	6.9	6.8
Entities affiliated with Andreessen Horowitz(12)	—	—	7,467,532	6.7	6.7
Entities affiliated with Blue Ridge Capital(13)	799,811	6.0	—	—	*
Morgan Stanley(14)	2,153,538	16.3	—	—	*
Capital World Investors(15)	2,167,910	16.4	—	—	*
12 West Capital Management LP(16)	735,804	5.6	—	—	*
AllianceBernstein LP(17)	789,583	6.0	—	—	*
T. Rowe Price Associates, Inc.(18)	1,004,500	7.6	3,883,291	3.5	3.6

*	Represents beneficial ownership of less than one percent (1%).
†

Represents the voting power with respect to all shares of our Class A common stock and Class B common stock, voting as a single class. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to ten votes per share. The Class A common stock and Class B common stock vote together on all matters (including the election of directors) submitted to a vote of stockholders, except under limited circumstances.

20.

(1)

Consists of (a) 21,015,781 shares of Class B common stock held by Darrell Cavens and (b) 3,946,172 shares of Class B common stock issuable pursuant to stock options exercisable within 60 days of January 31, 2014.

(2)

Consists of (a) 8,091,919 shares of Class B common stock held by Mark Vadon, (b) 1,315,390 shares of Class B common stock issuable pursuant to stock options held by Mr. Vadon that are exercisable within 60 days of January 31, 2014, (c) 1,125,000 shares of Class B common stock held by Vadon Holdings, LLC and (d) 24,925,766 shares of Class B common stock held by Lake Tana LLC, with respect to all of which Mr. Vadon holds sole voting and investment power. Mr. Vadon has an economic interest in Maveron Equity Partners IV, L.P. and Maveron General Partner IV LLC but does not have voting or investment power over the shares held by such entities and, accordingly, such shares are not included as beneficially owned by Mr. Vadon.

(3)	Includes 241,036 shares of Class B common stock issuable pursuant to stock options exercisable within 60 days of January 31, 2014.
(4)	Includes 163,515 shares of Class B common stock issuable pursuant to stock options exercisable within 60 days of January 31, 2014.
(5)

Includes 325,000 shares of Class B common stock issuable pursuant to stock options exercisable within 60 days of January 31, 2014. Excludes shares owned by August Capital V, L.P. as described in further detail in footnote (11) below. Although Mr. Carlborg is a member of August Capital Master Management Company, LLC, the management company of August Capital V, L.P., Mr. Carlborg does not have voting or investment power with respect to the shares held by August Capital V, L.P.

(6)

Consists of (a) 21,694,914 shares of Class B common stock held by Maveron Equity Partners IV, L.P. (Maveron Equity Partners), (b) 702,182 shares of Class B common stock held by Maveron IV Entrepreneurs’ Fund, L.P. (Maveron Entrepreneurs’ Fund) and (c) 1,815,983 shares of Class B common stock held by MEP Associates IV, L.P. (MEP Associates). Maveron General Partner IV LLC (Maveron General Partner), the general partner of Maveron Equity Partners, Maveron Entrepreneurs’ Fund and MEP Associates, has sole voting and investment power with respect to the shares held by Maveron Equity Partners, Maveron Entrepreneurs’ Fund and MEP Associates. The managing members of Maveron General Partner are Dan Levitan, Clayton Lewis, Pete McCormick and Jason Stoffer. The address for each of these entities is 411 First Avenue South, Suite 600, Seattle, Washington 98104.

(7)	Includes 13,004 shares of Class B common stock issuable pursuant to stock options exercisable within 60 days of January 31, 2014.
(8)	Includes 14,629 shares of Class B common stock issuable pursuant to stock options exercisable within 60 days of January 31, 2014.
(9)

Consists of (a) 50,000 shares of Class B common stock held by Michael Potter and (b) 287,766 shares of Class B common stock issuable pursuant to stock options exercisable within 60 days of January 31, 2014.

(10)

Consists of (a) 80,765,764 shares of Class B common stock held by the current directors and executive officers, and (b) 7,904,477 shares of Class B common stock issuable pursuant to stock options held by such persons that are exercisable within 60 days of January 31, 2014.

(11)

Consists of 7,652,556 shares of Class B common stock held of record by August Capital V, L.P., as nominee for August Capital V, L.P., August Capital Strategic Partners V, L.P. and related individuals (August Capital V). Howard Hartenbaum, David M. Hornik, John R. Johnston, David F. Marquardt, Vivek Mehra and Andrew S. Rappaport, as members of August Capital Management V, L.L.C., the general partner of August Capital V, share voting and investment power with respect to the shares held of record by August Capital V. The address for these reporting persons is 2480 Sand Hill Road, Suite #101, Menlo Park, California 94025.

(12)

Consists of (a) 2,406,590 shares of Class B common stock held of record by Andreessen Horowitz Fund III, L.P. (AH Fund), for itself and as nominee for Andreessen Horowitz Fund III-A, L.P., Andreessen Horowitz Fund III-B, L.P. and Andreessen Horowitz Fund III-Q, L.P. and (b) 5,060,942 shares of Class B common stock of common stock held of record by AH Parallel Fund III, L.P. (AH Parallel), for itself and as nominee for AH Parallel Fund III-A, L.P., AH Parallel Fund III-B, L.P. and AH Parallel Fund III-Q, L.P. AH Equity Partners III, L.L.C. is the general partner of AH Fund and has sole voting and investment power over the securities held for itself and as nominee by AH Fund. The managing members of AH Equity Partners III, L.L.C. are Marc Andreessen and Ben Horowitz. AH Equity Partners III (Parallel), L.L.C. is the general partner of AH Parallel and has sole voting and investment power over the securities held for itself and as nominee by AH Parallel. The managing members of AH Equity Partners III (Parallel), L.L.C. are Marc Andreessen and Ben Horowitz. The address these reporting persons is 2865 Sand Hill Road, Suite 101, Menlo Park, California 94025.

(13)

This information is based solely on information reported on a Schedule 13G filed on December 6, 2013 on behalf of Blue Ridge Capital, L.L.C. According to the report, Blue Ridge Capital, L.L.C. and its affiliates and subsidiaries and John A. Griffin have sole voting and dispositive power over 799,811 shares of Class A common stock. Blue Ridge Capital, L.L.C. and Mr. Griffin are each located at 660 Madison Avenue, 20th Floor, New York, NY 10065-8405.

(14)

This information is based solely on information reported on a Schedule 13G filed on February 11, 2014 on behalf of Morgan Stanley and Morgan Stanley Investment Management Inc. According to the report, Morgan Stanley has sole voting power with respect to 2,125,925 shares of Class A common stock and sole dispositive power with respect to 2,153,538 shares of Class A common stock. Morgan Stanley Investment Management Inc. has sole voting power with respect to 2,125,925 shares of Class A common stock and sole dispositive power with respect to 2,153,538 shares of Class A common stock. The address for these reporting persons is 1585 Broadway, New York, NY 10036.

(15)

This information is based solely on information reported on a Schedule 13G filed on February 6 2014 on behalf of Capital World Investors. According to the report, Capital World Investors has sole voting and dispositive power with respect to 2,167,910 shares of Class A common stock. The address for this reporting person is 333 South Hope Street, Los Angeles, CA 90071.

(16)

This information is based solely on information reported on a Schedule 13G filed on February 10, 2014 on behalf of 12 West Capital Management LP. According to the report, 12 West Capital Management LP has sole voting and dispositive power with respect to 735,804 shares of Class A common stock. The address for this reporting person is 90 Park Avenue, 41st Floor, New York, New York 10016.

(17)

This information is based solely on information reported on a Schedule 13G filed on February 11, 2014 on behalf of AllianceBernstein LP. According to the report, AllianceBernstein LP has sole voting power with respect to 673,991 shares of Class A common stock, sole dispositive power with respect to 761,830 shares of Class A common stock and shared dispositive power with respect to 27,753 shares of Class A common stock. The address for this reporting person is 1345 Avenue of the Americas, New York, N.Y. 10105.

(18)

This information is based solely on information reported on a Schedule 13G filed on February 12, 2014 on behalf of T. Rowe Price Associates, Inc. According to the report, T. Rowe Price Associates, Inc. has sole voting power with respect to 510,209 shares and sole dispositive power with respect to 4,887,791 shares. T. Rowe Price New Horizons Fund, Inc. has sole voting power with respect to 3,810,082 shares and sole dispositive power with respect to 0 shares. The address for these reporting persons is 100 E. Pratt Street, Baltimore, Maryland 21202.

21.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 29, 2013, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

22.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as of January 31, 2014. Biographical information with regard to Mr. Cavens and Mr. Vadon is presented under “Proposal No. 1—Election of Directors” in this Proxy Statement.

Name	Age	Position(s)
Marc Stolzman	47	Chief Financial Officer
Lori Twomey	52	Chief Merchant
Luke Friang	43	Chief Information Officer
Bob Spieth	51	Chief Operating Officer
David Atchison	34	Senior Vice President, Marketing

Marc Stolzman has served as our Chief Financial Officer since September 2012. From August 2011 to September 2012, Mr. Stolzman served as Chief Financial Officer, Secretary and Principal Accounting Officer at Zumiez Inc., an action sports lifestyle retailer. From June 2008 to November 2010, Mr. Stolzman served as Chief Financial Officer at Blue Nile. From 2007 to 2008, Mr. Stolzman served as Chief Financial Officer at Imperium Renewables Inc., a biodiesel producer. From 1994 to 2007, Mr. Stolzman held various roles at Starbucks Corporation, a retailer of specialty coffee, most recently serving as Senior Vice President of International Finance and Business Development. From 1988 to 1994, Mr. Stolzman served as Director of Finance at Lamonts Apparel, Inc., a chain of department stores. Mr. Stolzman holds a B.A. in Finance from Washington State University.

Lori Twomey has served as our Chief Merchant since October 2010 and prior to that had served as our Vice President, Merchandising since November 2009. From April 2007 to March 2009, Ms. Twomey held various roles at Charming Shoppes, Inc., a specialty apparel retailer, including serving as President of the Charming Direct division from September 2008 to March 2009 and President of the Crosstown Traders division from April 2007 to September 2008, where she launched the Lane Bryant Woman catalog. From 1991 to 2007, Ms. Twomey held various roles at Eddie Bauer Holdings Inc., a holding company that operates the Eddie Bauer clothing store chain, most recently serving as General Merchandise Manager of direct-to-consumer sales from 2000 to 2007. Ms. Twomey received her fashion retail and business certificate in fashion merchandising from Renton Technical College.

Luke Friang has served as our Chief Information Officer since February 2011. From 2006 to January 2011, Mr. Friang served as Vice President and Chief Information Officer at drugstore.com, inc., an online retailer of health and beauty products, which was acquired by Walgreens Co., a drugstore chain, in 2011. From 2001 to 2006, Mr. Friang served as Senior Director of e-Commerce Technologies at Costco Wholesale Corporation, a membership warehouse retailer. From 1997 to 2001, Mr. Friang served in a variety of roles at Spiegel, Inc., a retailer and direct marketer of apparel, and its associated companies, including Eddie Bauer, Inc., an apparel retailer, and The Spiegel Catalog, a catalog and online retailer of clothing and home products. At Eddie Bauer, Mr. Friang served as Director of Internet Technologies and was responsible for the development of www.eddiebauer.com in 1999 and 2000. Mr. Friang studied business administration, computer sciences and Internet technology at Edmonds Junior College and North Seattle Community College. Mr. Friang served on the board of directors for the Washington Technology Industry Association from January 2010 to December 2011.

Bob Spieth has served as our Chief Operating Officer since February 2013. From 1999 to 2013, Mr. Spieth held various positions at Ozburn-Hessey Logistics, LLC, a third party logistics company, including serving as President of the Contract Logistics division from 2006 to 2013, serving as Chief Information Officer from 2003 to 2006 and serving as Senior Vice President of Operations from 1999 to 2003. Mr. Spieth holds an A.B. in Physics from Princeton University and an M.B.A. from Harvard Business School.

David Atchison has served as our Senior Vice President, Marketing since June 2013 and prior to that had served as our Vice President, Marketing since January 2010. From July 2008 to January 2010, Mr. Atchison served as Director of Marketing and Analytics at RedEnvelope, Inc., an online provider of high quality gifts and a division of Provide Commerce, Inc., an e-commerce company. From 2005 to 2008, Mr. Atchison served as Director of Analytics at ProFlowers, Inc., an online florist and also a division of Provide Commerce. Mr. Atchison holds a B.S.E. in Operations Research and Financial Engineering from Princeton University.

23.

EXECUTIVE COMPENSATION

Our named executive officers (the “NEOs”) for the fiscal year ended December 29, 2013, which consist of our principal executive officer and the next two most highly compensated executive officers, are:

•	Darrell Cavens, President and Chief Executive Officer;

•	Mark Vadon, Chairman of the Board; and

•	Bob Spieth, Chief Operating Officer.

SUMMARY COMPENSATION TABLE

The following table sets forth all of the compensation awarded to, earned by or paid to our NEOs during the fiscal years ended December 29, 2013 and December 30, 2012.

Name and principal position	Year	Salary ($)(1)	Bonus ($)(2)	Non-Equity Incentive Plan Compensation(3)	Option Awards ($)(4)		All Other Compensation		Total ($)
Darrell Cavens	2013	250,000	—	100,000	26,960,886		—		27,310,886
President and Chief Executive Officer	2012	250,000	40,000	—	—		—		290,000
Mark Vadon(5)	2013	50,834	—	—	8,986,958	(6)	—		9,037,792
Chairman of the Board
Bob Spieth(5)	2013	273,864	—	77,500	2,636,479		39,450	(7)	3,027,293
Chief Operating Officer

(1)	Mr. Vadon and Mr. Spieth became employees in July and February, respectively, and the amount reported in the “Salary” column reflects a partial year of service.
(2)	Amount represents annual performance-based cash bonuses earned for 2012 but paid in 2013.
(3)

Amounts represent performance bonus amounts earned in 2013. The 2013 performance bonus paid to Mr. Cavens was based upon a 40% of base salary bonus to be paid in proportion to the Company’s achievement of certain performance goals specific to the President and Chief Executive Officer. The 2013 performance bonus for Mr. Spieth was based on the Company’s achievement of certain performance goals as well as his individual performance. Mr. Spieth was eligible for a target bonus of 30% of base salary.

(4)

Amounts shown in this column do not reflect dollar amounts actually received by our NEOs. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in the fiscal years ended December 29, 2013, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2013. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our NEOs will only realize compensation to the extent the trading price of our Class A common stock is greater than the exercise price of such stock options.

(5)	Because neither Mr. Vadon nor Mr. Spieth were a NEO in 2012, SEC rules do not require compensation for that year to be reported.
(6)	Amount represents the value of equity incentive compensation paid to Mr. Vadon in consideration for his service as a director, prior to the commencement of Mr. Vadon’s employment with the Company.
(7)	Amount represents qualified relocation expenses.

OFFER LETTERS

Darrell Cavens

We entered into an offer letter agreement with Darrell Cavens, our President and Chief Executive Officer, dated November 19, 2009. The offer letter has no specific term and constitutes an at-will employment arrangement.

24.

Mark Vadon

We entered into an offer letter agreement with Mark Vadon, our Chairman of the Board, dated July 30, 2013. The offer letter has no specific term and constitutes an at-will employment arrangement.

Bob Spieth

We entered into an offer letter agreement with Bob Spieth, our Chief Operating Officer, dated December 10, 2012, as amended. The offer letter has no specific term and constitutes an at-will employment arrangement.

POTENTIAL PAYMENTS AND ACCELERATION OF EQUITY UPON TERMINATION OR TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL

None of our NEOs are eligible to receive severance or change in control benefits under the terms of their employment arrangements described above.

OUTSTANDING EQUITY AWARDS AT DECEMBER 29, 2013

The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 29, 2013.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Darrell Cavens	3,946,172(1)(2)	—	10.28	5/15/2023
Mark Vadon	1,315,390(1)(2)	—	10.28	5/15/2023
Bob Spieth	—	603,750(3)	7.92	2/04/2023

(1)

The shares subject to the stock option are divided into five equal sub-grants. Each of the sub-grants has a term of four years and vests in 48 monthly installments commencing on the following dates: May 16, 2013 (first sub-grant), May 16, 2014 (second sub-grant), May 16, 2015 (third sub-grant), May 16, 2016 (fourth sub-grant), and May 16, 2017 (fifth sub-grant). Vesting of each sub-grant shall continue for so long as the recipient of the option provides continued service to us through each vesting date.

(2)	This option is early exercisable and to the extent any of such shares are unvested as of a given date, such shares will remain subject to a right of repurchase by us.
(3)

The shares subject to the stock option vest over a four-year period as follows: 25% of the shares underlying the options vest on the one-year anniversary of the vesting commencement date and thereafter 1/48th of the shares vest each month, subject to continued service with us through each vesting date.

25.

DIRECTOR COMPENSATION

No cash compensation was paid to our non-employee directors in 2013. Although we do not have a written policy, we generally reimburse our directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings. The following table sets forth information regarding equity incentive compensation that was paid to our non-employee directors during 2013:

Name(1)	Option Awards ($)(2)(3)		Total ($)
W. Eric Carlborg	—		—
John Geschke(4)	—		—
Dan Levitan	—		—
Youngme Moon	125,843	(5)	125,843
Michael Potter	—		—
Spencer Rascoff	125,843	(6)	125,843

(1)

For a description of the equity incentive compensation paid to Mr. Vadon in consideration for his service as a director, prior to the commencement of Mr. Vadon’s employment with the Company, please see “Executive Compensation” in this Proxy Statement.

(2)

The amounts reported do not reflect the amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted to our non-employee directors during the fiscal year ended December 29, 2013, as computed in accordance with FASB ASC 718. Assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2013. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our non-employee directors who have received options will only realize compensation with regard to these options to the extent the trading price of our Class A common stock is greater than the exercise price of such options.

(3)	As of December 29, 2013, the aggregate number of shares subject to outstanding equity awards held by our non-employee directors was:

Name	Stock Options
W. Eric Carlborg	325,000
John Geschke	—
Dan Levitan	—
Youngme Moon	19,506
Michael Potter	345,579
Spencer Rascoff	19,506

(4)	Mr. Geschke joined our Board in February 2014.
(5)

Dr. Moon was granted an option to purchase 19,506 shares of Class B common stock at an exercise price of $13.44 in August 2013. Dr. Moon’s option has a term of one year and vests in 12 monthly installments commencing with Dr. Moon’s appointment to the Board in July 2013.

(6)

Mr. Rascoff was granted an option to purchase 19,506 shares of Class B common stock at an exercise price of $13.44 in August 2013. Mr. Rascoff’s option has a term of one year and vests in 12 monthly installments commencing with Mr. Rascoff’s appointment to the Board in June 2013.

In February 2014, our Compensation Committee approved a Non-Employee Director Compensation Policy, which provides that each non-employee director of the Company receive the following compensation, either in cash or equity, for Board and Board committee services, as applicable, paid on a quarterly basis in arrears:

•	$40,000 per year for service as a Board member;

•	$20,000 per year for service as the chair of the Audit Committee and $10,000 per year for service as a member (other than as chair) of the Audit Committee;

•	$10,000 per year for service as the chair of the Compensation Committee and $10,000 per year for service as a member (other than as chair) of the Compensation Committee; and

26.

•

$10,000 per year for service as the chair of the Nominating and Corporate Governance Committee and $10,000 per year for service as a member (other than as chair) of the Nominating and Corporate Governance Committee.

Each non-employee director is also entitled to receive an option grant for shares of our Class A common stock in the amount of $120,000 every year on the date of our annual meeting of stockholders. The option will vest over one year, with vesting on a monthly basis. We grant stock options with an exercise price not less than the fair market value of our Class A common stock on the date of grant. We do not have, nor do we plan to establish, any program, plan or practice to time stock option grants in coordination with releasing material non-public information.

27.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 29, 2013.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options(2)	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3)
Equity Compensation Plans Approved By Stockholders(1)	13,938,487	7.4	13,345,624
Equity Compensation Plans Not Approved By Stockholders	-	-	-
Total	13,938,487	7.4	13,345,624
(1)	Includes securities issuable under our 2009 Equity Incentive Plan (the “2009 Plan”) and 2013 Equity Plan (the “2013 Plan”).
(2)	Consists of options to purchase 142,397 shares of Class A common stock under our 2013 Plan and 13,796,090 shares of Class B common stock under our 2009 Plan.
(3)

Includes 13,345,624 shares of Class A common stock available for issuance under our 2013 Plan. As of the date of our initial public offering, no further shares were available for issuance under the 2009 Plan. Pursuant to the terms of our 2013 Plan, an additional 4,935,369 shares of Class A common stock were added to the 2013 Plan, effective December 30, 2013.

28.

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our directors and NEOs, which are described elsewhere in this Proxy Statement, below we describe transactions since December 31, 2012 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

INVESTOR RIGHTS AGREEMENT

On November 5, 2012, we entered into an amended and restated investor rights agreement with the holders of our outstanding preferred stock and certain holders of our outstanding common stock, including entities with which certain of our directors are affiliated. As of December 29, 2013, the holders of approximately 84.8 million shares of our Class B common stock were entitled to rights with respect to the registration of their shares. These shares are referred to as registrable securities. The holders of these registrable securities possess registration rights pursuant to the terms of the investor rights agreement and are described in additional detail below.

The registration of shares of our common stock pursuant to the exercise of registration rights described below would enable the holders to trade these shares without restriction under the Securities Act when the applicable registration statement is declared effective. We will pay the registration expenses, other than underwriting discounts, selling commissions and stock transfer taxes, of the shares registered pursuant to the demand, piggyback and Form S-3 registrations described below.

Generally, in an underwritten offering, the managing underwriter, if any, has the right, subject to specified conditions, to limit the number of shares the holders may include. The demand, piggyback and Form S-3 registration rights described below will expire in November 2018, or, with respect to any particular holder, at such time that such holder can sell its shares under Rule 144(b)(1)(i) of the Securities Act.

Demand Registration Rights

The holders of the registrable securities will be entitled to certain demand registration rights. At any time after May 19, 2015, the holders of at least 35% of the registrable securities, on not more than two occasions, may request that we register all or a portion of their shares, subject to certain specified exceptions. Such request for registration must cover securities the aggregate offering price of which, before payment of underwriting discounts and commissions, exceeds $15,000,000.

Piggyback Registration Rights

If we propose to register for offer and sale any of our securities under the Securities Act, either for our own account or for the account of other security holders, the holders of the registrable securities will be entitled to certain “piggyback” registration rights allowing them to include their shares in such registration, subject to certain marketing and other limitations. As a result, whenever we propose to file a registration statement under the Securities Act, including a registration statement on Form S-3 as discussed below, other than with respect to a demand registration or a registration statement on Forms S-4 or S-8 or related to stock issued upon conversion of debt securities, the holders of the registrable securities are entitled to notice of the registration and have the right, subject to limitations that the underwriters may impose on the number of shares included in the registration, to include their shares in the registration.

Form S-3 Registration Rights

The holders of the registrable securities will be entitled to certain Form S-3 registration rights. Any holder of these shares can make a request that we register for offer and sale their shares on Form S-3 if we are qualified to file a registration statement on Form S-3, subject to certain specified exceptions. Such request for registration on Form S-3 must cover securities the aggregate offering price of which, before payment of the underwriting discounts and commissions, equals or exceeds $2,000,000. We will not be required to effect more than two registrations on Form S-3 within any 12-month period.

29.

INDEMNIFICATION AGREEMENTS

Our certificate of incorporation contains provisions limiting the liability of directors, and our bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our certificate of incorporation and bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board. In addition, we have entered into an indemnification agreement with each of our directors and our executive officers.

POLICIES AND PROCEDURES FOR TRANSACTIONS WITH RELATED PERSONS

We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our Audit Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest, must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. All of the transactions described above were entered into after presentation, consideration and approval by our Board.

30.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are zulily stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from us (if you are a stockholder of record) or from your broker (if you are a beneficial owner) that we or they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies and would like to request “householding” of your communications, please notify your broker or the Company. Direct your written request to the Company to our Corporate Secretary at zulily, inc., 2601 Elliott Avenue, Suite 200, Seattle, Washington 98121, or contact our Corporate Secretary at (877) 779-5614.

31.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Deirdre Runnette
General Counsel and Secretary

April 4, 2014

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2013, as filed with the Securities and Exchange Commission, is available without charge upon written request to: Corporate Secretary, zulily, inc., 2601 Elliott Avenue, Suite 200, Seattle, Washington 98121.

32.

SAMPLE

ANNUAL MEETING OF STOCKHOLDERS OF

ZULILY, INC.

May 19, 2014

GO GREEN

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement, proxy card and annual report are available at https://materials.proxyvote.com/989774

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i	Please detach along perforated line and mail in the envelope provided.	i

■	20230000000000000000 0			051914

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. Nominees for Election for a Three-Year Term Expiring at the 2017 Annual Meeting:				2. To ratify the selection of Deloitte & Touche LLP as zulily, inc.’s independent registered public accounting firm for the fiscal year ending December 28, 2014.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O John Geschke O Mark Vadon
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2.

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

SAMPLE

0 ¢

ZULILY, INC.

Annual Meeting of Stockholders

May 19, 2014 10:00 AM Pacific Time

This proxy is solicited by the Board of Directors.

The undersigned stockholder(s) hereby revoke(s) all previous proxies, acknowledge(s) receipt of the Notice of the 2014 Annual Meeting of Stockholders of zulily, inc., the accompanying proxy statement and the 2013 Annual Report, and hereby appoint(s) Darrell Cavens, Marc Stolzman and Deirdre Runnette, or any of them, as proxies of the undersigned, each with the power to appoint his or her substitute, and hereby authorizes them, or any of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock and Class B common stock of zulily, inc. that the undersigned stockholder(s) is/are entitled to vote at the 2014 Annual Meeting of Stockholders of zulily, inc. to be held at 10:00 a.m. Pacific Time on May 19, 2014 at zulily, inc.’s offices located at 2200 First Avenue South, Seattle, Washington, 98134, and any adjournment or postponement thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed by the stockholder(s), with discretionary authority as to any and all other matters that may properly come before the meeting. If no such direction is made, the proxyholders will have the authority to vote FOR each of the nominees listed in Proposal No. 1 and FOR Proposal No. 2.

(Continued and to be signed on the reverse side.)

¢	14475 ¢

SAMPLE

ANNUAL MEETING OF STOCKHOLDERS OF

ZULILY, INC.

May 19, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card and annual report are available at https://materials.proxyvote.com/989774

i	Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.	i

■	20230000000000000000 0			051914

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. Nominees for Election for a Three-Year Term Expiring at the 2017 Annual Meeting:				2. To ratify the selection of Deloitte & Touche LLP as zulily, inc.’s independent registered public accounting firm for the fiscal year ending December 28, 2014.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O John Geschke O Mark Vadon
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2.

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

SAMPLE

0 ¢

ZULILY, INC.

Annual Meeting of Stockholders

May 19, 2014 10:00 AM Pacific Time

This proxy is solicited by the Board of Directors.

The undersigned stockholder(s) hereby revoke(s) all previous proxies, acknowledge(s) receipt of the Notice of the 2014 Annual Meeting of Stockholders of zulily, inc., the accompanying proxy statement and the 2013 Annual Report, and hereby appoint(s) Darrell Cavens, Marc Stolzman and Deirdre Runnette, or any of them, as proxies of the undersigned, each with the power to appoint his or her substitute, and hereby authorizes them, or any of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock and Class B common stock of zulily, inc. that the undersigned stockholder(s) is/are entitled to vote at the 2014 Annual Meeting of Stockholders of zulily, inc. to be held at 10:00 a.m. Pacific Time on May 19, 2014 at zulily, inc.’s offices located at 2200 First Avenue South, Seattle, Washington, 98134, and any adjournment or postponement thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed by the stockholder(s), with discretionary authority as to any and all other matters that may properly come before the meeting. If no such direction is made, the proxyholders will have the authority to vote FOR each of the nominees listed in Proposal No. 1 and FOR Proposal No. 2.

(Continued and to be signed on the reverse side.)

¢	14475 ¢